                                                                    EXHIBIT 10.2

                               FOURTH AMENDMENT TO
                           EIGHTH AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT


         THIS FOURTH AMENDMENT TO EIGHTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "FOURTH AMENDMENT"), dated effective as of the 30th day of September, 2002, is entered into by and among GULF ISLAND FABRICATION, INC., a Louisiana corporation ("BORROWER"), GULF ISLAND, L.L.C., a Louisiana limited liability company ("GULF ISLAND SUBSIDIARY"), DOLPHIN SERVICES, INC., a Louisiana corporation ("DOLPHIN"), SOUTHPORT, INC., a Louisiana corporation ("SOUTHPORT"), GULF ISLAND MINDOC COMPANY, L.L.C. (formerly Vanguard Ocean Services, L.L.C.), a Louisiana limited liability company ("MINDOC"), GIF FINANCE, INC., a Delaware corporation ("GIF FINANCE" and together with Gulf Island Subsidiary, Dolphin, Southport, and MinDOC, each an "EXISTING SUBSIDIARY" and, collectively, the "EXISTING SUBSIDIARIES"), WHITNEY NATIONAL BANK, a national banking association ("WHITNEY"), BANK ONE, NA, a national banking association, in its individual capacity ("BANK ONE") (each of Whitney and Bank One individually, a "BANK" and collectively, "BANKS"), and BANK ONE, NA, a national banking association, in its capacity as agent for Banks as set forth hereinafter ("AGENT").

                                    RECITALS:

         A. Borrower, the Existing Subsidiaries other than GIF Finance, Whitney, and Bank One, in its capacity as a Bank and as Agent, entered into that certain Eighth Amended and Restated Revolving Credit Agreement, dated effective as of January 1, 2000 (the "RESTATED CREDIT AGREEMENT");

         B. Borrower, the Existing Subsidiaries other than GIF Finance, Banks, and Agent entered into that certain First Amendment to the Restated Credit Agreement, dated effective as of September 21, 2000, Borrower, the Existing Subsidiaries, Bank, and Agent entered into that certain Second Amendment to the Restated Credit Agreement, dated effective as of October 24, 2001, and that certain Third Amendment to the Restated Credit Agreement, dated effective as November 19, 2001 (collectively, with the Restated Credit Agreement, the "AMENDED CREDIT AGREEMENT");

         C. Borrower, the Existing Subsidiaries, Banks, and Agent desire to extend the Termination Date of the Amended Credit Agreement.

         NOW, THEREFORE, for and in consideration of the mutual covenants, agreements and undertakings herein contained Borrower, the Existing Subsidiaries, Banks, and Agent hereby agree as follows:

                                    ARTICLE I

                                   AMENDMENTS

         1. Section 5.4. Section 5.4 of the Amended Credit Agreement is hereby amended by replacing the date "December 31, 2000" in each instance where such date appears in Section 5.4 with the defined term "Year-End Financial Statement Date." Section 5.4 is further amended by deleting the date "June 30, 2001" and replacing such date with the defined term "Mid-Year Financial Statement Date."

         2. Section 11.1. Section 11.1 of the Amended Credit Agreement is hereby amended to include the following additional definition:

                   "Year-End Financial Statement Date" means December 31, 2001.

                   "Mid-Year Financial Statement Date" means June 30, 2002.

Section 11.1 of the Amended Credit Agreement is hereby further amended to substitute the following definition for the former definition of "Termination Date":

                   "Termination Date" means December 31, 2004.

                                   ARTICLE II

                     SPECIAL REPRESENTATIONS AND WARRANTIES
                      WITH RESPECT TO THIS FOURTH AMENDMENT

         In order to induce Banks and Agent to enter into this Fourth Amendment, Borrower and the Existing Subsidiaries represent and warrant to Banks that:

         1. Borrower Authorization. Borrower is duly authorized to execute, deliver and perform its obligations under this Fourth Amendment and is and will continue to be duly authorized to borrow monies and apply for Letters of Credit under and to perform its obligations under the Amended Credit Agreement, as amended by this Fourth Amendment and as it may be further amended from time to time.

         2. Enforceability Against Borrower. This Fourth Amendment shall, upon execution and delivery, constitute the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms.

         3. Existing Subsidiary Authorization. Each Existing Subsidiary is duly authorized to execute, deliver and perform its obligations under this Fourth Amendment and is and will continue to be duly authorized to apply for Letters of Credit and to agree to the related reimbursement obligations under the Amended Credit Agreement, as amended by this Fourth Amendment and as it may be further amended from time to time.

         4. Enforceability Against Existing Subsidiaries. This Fourth Amendment shall, upon execution and delivery, constitute the legal, valid and binding obligation of each Existing Subsidiary enforceable in accordance with its terms.

                                   ARTICLE III

                  CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS
                                FOURTH AMENDMENT

         This Fourth Amendment shall become effective as of the date first above written when and only when (i) Agent shall have received at the offices of Agent, a counterpart of this Fourth Amendment executed and delivered by Borrower, the Existing Subsidiaries and Banks and (ii) Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date hereof, duly authorized, executed and delivered, and in form and substance satisfactory to Agent and each Bank:

         1. Borrower's Resolutions. Copies, duly certified by the Secretary or Assistant Secretary of Borrower, of the resolutions of Borrower's Board of Directors authorizing the borrowings under the Amended Credit Agreement, as amended hereby, and the execution and delivery of this Fourth Amendment;

         2. Existing Subsidiaries' Resolutions. Copies, duly certified by the Secretary or Assistant Secretary of each Existing Subsidiary, authorizing the borrowings under the Amended Credit Agreement, as amended hereby, and the execution and delivery of this Fourth Amendment and, in the case of GIF Finance, the Subordination Agreement and its Guaranty; and

         3. Notes. Borrower's duly executed promissory note payable to the order of Banks, in the form attached as Exhibit "C" and "D" hereto, with appropriate insertion.

         4. No Default Certificate. Borrower's duly executed no-default and warranty certificate.

                                   ARTICLE IV

                                  MISCELLANEOUS

         1. Definitions. All terms used herein with initial capital letters and not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Credit Agreement.

         2. Substitution of Exhibits and Schedules. Exhibits "C" and "D" of the Amended Credit Agreement are hereby deleted, and Exhibits "C" and "D" attached hereto are hereby substituted in place thereof. Schedule 1 of the Amended Credit Agreement is hereby deleted, and Schedule 1 attached hereto is hereby substituted in place thereof.

         3. Ratification of Notes and Liens. Borrower does hereby ratify, reaffirm and acknowledge its obligations under the Notes, and Gulf Island Subsidiary and Dolphin Services do hereby further ratify, reaffirm and acknowledge their respective mortgages, pledges and/or assignments of, and/or grants of a security interest in, all Collateral heretofore provided by Gulf Island Subsidiary and Dolphin Services as security for the Notes and the other Obligations under the Amended Credit Agreement. Gulf Island Subsidiary and Dolphin Services do hereby further ratify, confirm and acknowledge to Agent and Banks that: (a) the mortgages, pledges and/or assignments of, and/or grants of a security interest in, all such Collateral is and shall remain in full force and effect; (b) the Collateral Documents to which either of Gulf Island Subsidiary or Dolphin Services is a party are and shall continue to be valid, binding and enforceable obligations of Gulf Island Subsidiary and Dolphin Services respectively; and (c) the Collateral Documents and the Collateral shall continue to secure, with the original ranks and priority, the Notes and the other Obligations of Borrower.

         4. Ratification of Existing Subsidiaries Continuing Guaranty. The Existing Subsidiaries do hereby ratify, reaffirm and acknowledge their respective obligations under the January 1, 2000 Continuing Subsidiary Guaranty by each of the Existing Subsidiaries other than GIF Finance and the October 24, 2001 Continuing Subsidiary Guaranty by GIF Finance (collectively, the "GUARANTIES"). The Existing Subsidiaries do hereby further ratify, reaffirm and acknowledge to Agents and Banks that: (a) the Guaranties are and shall remain in full force and effect; (b) the Guaranties to which each of the Existing Subsidiaries are a party is and shall continue to be valid, binding and an enforceable obligation of the Existing Subsidiaries.

         5. No Other Changes. The Amended Credit Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Amended Credit Agreement in any Loan Document shall be deemed to refer to the Amended Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Fourth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Banks under the Amended Credit Agreement or any other Loan Document. Except as amended by this Fourth Amendment, the Amended Credit Agreement shall remain in full force and effect. Nothing contained herein or in any other documents contemplated hereby shall be considered a novation or discharge of the debt of Borrower to Banks under the Amended Credit Agreement.

         6. Counterparts. This Fourth Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto in separate counterparts, each of which, when so executed, shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed by their respective officers thereunto duly authorized, effective as of the date first written above.

                                    BORROWER:

                                    GULF ISLAND FABRICATION, INC.


                                    By: /s/ Kerry J. Chauvin
                                       -----------------------------------------
                                            Kerry J. Chauvin, President & CEO


                                    BANKS:

                                    BANK ONE, NA


                                    By: /s/ J. Charles Freel, Jr.
                                       -----------------------------------------
                                            J. Charles Freel, Jr.,
                                            Director, Capital Markets


                                    WHITNEY NATIONAL BANK


                                    By: /s/ Harry C. Stahel
                                       -----------------------------------------
                                            Harry C. Stahel,
                                            Senior Vice President

                                    AGENT:

                                    BANK ONE, NA


                                    By: /s/ J. Charles Freel, Jr.
                                       -----------------------------------------
                                            J. Charles Freel, Jr.,
                                            Director, Capital Markets

                                    EXISTING SUBSIDIARIES:

                                    GULF ISLAND, L.L.C.


                                    By: /s/ Kirk J. Meche
                                       -----------------------------------------
                                            Kirk J. Meche, President & CEO


                                    DOLPHIN SERVICES, INC.


                                    By: /s/ William Fromenthal
                                       -----------------------------------------
                                            William Fromenthal, President & CEO


                                    SOUTHPORT, INC.


                                    By: /s/ Stephen Becnel
                                       -----------------------------------------
                                            Stephen Becnel, President & CEO


                                    GULF ISLAND MINDOC COMPANY, L.L.C.


                                    By: /s/ Kerry J. Chauvin
                                       -----------------------------------------
                                            Kerry J. Chauvin, Manager


                                    GIF FINANCE, INC.


                                    By: /s/ Joseph P. Gallagher, III
                                       -----------------------------------------
                                            Joseph P. Gallagher, III, President

                           COMMERCIAL PROMISSORY NOTE
                                   (REVOLVING)

$10,000,000.00                                            New Orleans, Louisiana
                                                              September 30, 2002

         FOR VALUE RECEIVED, the undersigned ("BORROWER", whether one or more), in solido, promises to pay to the order of BANK ONE, NA ("BANK"), as provided below, at 201 St. Charles Avenue, New Orleans, Louisiana 70170, the sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00), with interest thereon from date until paid, at the rates specified in the Loan Agreement (as hereinafter defined). All payments shall be applied first to interest, then to other charges and insurance premiums (if applicable), then to principal.

         This note is one of the notes referred to in, is subject to the terms and conditions of, and is entitled to the benefits of, that certain Eighth Amended and Restated Revolving Credit Agreement, dated as of January 1, 2000, as amended by that certain First Amendment thereto, dated as of September 21, 2000, that certain Second Amendment thereto dated as of October 24, 2001, that certain Third Amendment thereto dated as of November 19, 2001, and by that certain Fourth Amendment thereto dated as of the date hereof, by and among Borrower, the Existing Subsidiaries (as defined therein), Whitney National Bank ("WHITNEY"), and Bank, in its individual capacity and as agent for Bank and Whitney (the "LOAN AGREEMENT"), which Loan Agreement, among other things, contains provisions for the maximum amount of credit to be made available hereunder, certain fees, acceleration of the maturity hereof upon the happening of certain stated events, and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. Bank may from time to time make advances to Borrower under the Loan Agreement, the aggregate unpaid principal balance of which shall not exceed the principal amount stated herein. Borrower shall be obligated to repay only the actual amount advanced, plus interest and appropriate penalties calculated as provided in this Note.

         SINGLE PAYMENT NOTE/SINGLE PRINCIPAL PAYMENT, PERIODIC INTEREST INSTALLMENTS. PRINCIPAL SHALL BE PAYABLE IN FULL ON DECEMBER 31, 2004, AND INTEREST THEREON SHALL BE PAYABLE ON THE LAST DAY OF SEPTEMBER, 2002, AND THE LAST DAY OF EACH CALENDAR QUARTER THEREAFTER.

         A. SECURITY. This note is secured by all of the Collateral Documents (as defined in the Loan Agreement).

         B. LATE PAYMENT. A payment is not deemed made until funds are collected and made available to Bank. If any payment, whether the payment represents principal or interest or both, is not paid in full when due, whether during the term of this note or at maturity, and such nonpayment shall have continued for a period of five (5) days following written notice thereof by Bank to Borrower, Bank may impose upon and collect from Borrower a late charge equal to five percent (5%) of the unpaid amount of the payment then due and owing. Late charges imposed under this section shall not be less than $25.00 nor more than $100.00 per occurrence.

         C. DEFAULT. If this note is in default, Bank may, at its option and without notice or demand, declare immediately due and payable the entire unpaid balance of the note.

         Each of the following shall constitute a default under this note: if this note is not paid in accordance with its terms and such nonpayment in accordance with its terms shall have continued for a period of five (5) days following written notice of such default by Bank to Borrower; or the occurrence of an Event of Default, as defined in the Loan Agreement.

         D. ATTORNEY'S FEES. Borrower agrees to pay the reasonable fees of any attorney at law who may be employed to recover the amount hereof, or any part hereof, in principal or interest, or to protect any security herefor or the interest of the holder hereof, or to compromise or to take any other action with regard hereto, which fees shall not exceed twenty-five percent (25%) of the amount then owing hereon or sought to be collected, protected, or preserved.

         E. PREPAYMENT. Borrower may prepay the note in full or in part at any time in accordance with the terms of the Loan Agreement.

         F. WAIVER OF DEFENSES. Each party waives presentment for payment, demand, notice of nonpayment, demand, and protest, and agrees that the time of payment hereof may be extended from time to time, one or more times, without notice of such extension or extensions, and without further consent. The term "PARTY" as used in this note, means each maker, endorser, guarantor, or other surety of this note, including any person or entity pledging or mortgaging property to secure this note and their heirs, successors, or assigns. Without notice to, or consent of, any party, Bank may substitute, release, discharge, or otherwise alter the obligation of any party, without affecting in any way the obligation of any other party. No waiver of any right by Bank shall be effective, unless in writing and signed by Bank. No delay by Bank in the exercise of any right shall affect such right, nor preclude future exercise of such similar rights. As used herein, the term "BANK" shall be deemed to include not only Bank and its successors and assigns, but also any transferee(s), endorsee(s), or future holder(s) of this note.

         G. INTEREST CALCULATION. Interest shall be calculated as specified in the Loan Agreement.

         H. ELECTION OF LAW. This note shall be governed by and construed under the law of the State of Louisiana. Each party agrees that any action arising out of this note, or any renewals or substitutions for this note, may be brought in any competent court in the Parish of Orleans, State of Louisiana.

         This note, together with that certain Commercial Promissory Note (Revolving) dated the date hereof, in the principal sum of $10,000,000.00, executed by Borrower, payable to the order of Whitney, bearing interest at the per annum rate set forth herein (the "WHITNEY NOTE"), is given in renewal and rearrangement and not in novation or discharge of: (a) that certain promissory note of Borrower payable to the order of Bank, dated October 24, 2001, in the amount of

$10,000,000.00, and (b) that certain promissory note of Borrower payable to the order of Whitney, dated October 24, 2001, in the amount of $10,000,000.00 (both of the foregoing promissory notes being collectively referred to as the "ORIGINAL NOTES").

         The indebtedness evidenced by this note and the Whitney Note is a continuation of and an increase in the indebtedness evidenced by the Original Notes, which indebtedness is in no way extinguished or diminished hereby, and nothing contained in this note shall be construed (a) as a novation of the Original Notes or any collateral securing same; (b) as payment of any amount of principal or interest on the Original Notes; or (c) to release, cancel, terminate, or otherwise impair the status or priority of the liens created by the Collateral Documents (as defined in the Loan Agreement) and Borrower hereby ratifies, confirms, and approves the continuing existence, validity, priority, and binding effect of the Collateral Documents.

                                    BORROWER:

                                    GULF ISLAND FABRICATION, INC.




                                    BY: /s/ KERRY J. CHAUVIN
                                       -----------------------------------------
                                            KERRY J. CHAUVIN
                                            CHAIRMAN & CEO

                           COMMERCIAL PROMISSORY NOTE
                                   (REVOLVING)

$10,000,000.00                                            New Orleans, Louisiana
                                                              September 30, 2002

         FOR VALUE RECEIVED, the undersigned ("BORROWER", whether one or more), in solido, promises to pay to the order of WHITNEY NATIONAL BANK ("BANK"), as provided below, at 228 St. Charles Avenue, New Orleans, Louisiana 70130, the sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00), with interest thereon from date until paid, at the rates specified in the Loan Agreement (as hereinafter defined). All payments shall be applied first to interest, then to other charges and insurance premiums (if applicable), then to principal.

         This note is one of the notes referred to in, is subject to the terms and conditions of, and is entitled to the benefits of, that certain Eighth Amended and Restated Revolving Credit Agreement, dated as of January 1, 2000, as amended by that certain First Amendment thereto dated as of September 21, 2000, that certain Second Amendment thereto dated as of October 24, 2001, that certain Third Amendment thereto dated as of November 19, 2001, and by that certain Fourth Amendment thereto dated as of the date hereof, by and among Borrower, the Existing Subsidiaries (as defined therein), Bank and Bank One, NA ("BANK ONE"), in its individual capacity and as agent for Bank and Bank One (the "LOAN AGREEMENT"), which Loan Agreement, among other things, contains provisions for the maximum amount of credit to be made available hereunder, certain fees, acceleration of the maturity hereof upon the happening of certain stated events, and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. Bank may from time to time make advances to Borrower under the Loan Agreement, the aggregate unpaid principal balance of which shall not exceed the principal amount stated herein. Borrower shall be obligated to repay only the actual amount advanced, plus interest and appropriate penalties calculated as provided in this Note. Bank, at Bank's election, may exercise any and all rights and remedies described in this note through Bank One, as Bank's agent.

         SINGLE PAYMENT NOTE/SINGLE PRINCIPAL PAYMENT, PERIODIC INTEREST INSTALLMENTS. PRINCIPAL SHALL BE PAYABLE IN FULL ON DECEMBER 31, 2004, AND INTEREST THEREON SHALL BE PAYABLE ON THE LAST DAY OF SEPTEMBER, 2002, AND THE LAST DAY OF EACH CALENDAR QUARTER THEREAFTER.

         A. SECURITY. This note is secured by all of the Collateral Documents (as defined in the Loan Agreement).

         B. LATE PAYMENT. A payment is not deemed made until funds are collected and made available to Bank. If any payment, whether the payment represents principal or interest or both, is not paid in full when due, whether during the term of this note or at maturity, and such nonpayment shall have continued for a period of five (5) days following written notice thereof by Bank to Borrower, Bank may impose upon and collect from Borrower a late charge equal to five percent (5%) of the unpaid amount of the payment then due and owing. Late charges imposed under this section shall not be less than $25.00 nor more than $100.00 per occurrence.

         C. DEFAULT. If this note is in default, Bank may, at its option and without notice or demand, declare immediately due and payable the entire unpaid balance of the note.

         Each of the following shall constitute a default under this note: if this note is not paid in accordance with its terms and such nonpayment in accordance with its terms shall have continued for a period of five (5) days following written notice of such default by Bank to Borrower; or the occurrence of an Event of Default, as defined in the Loan Agreement.

         D. ATTORNEY'S FEES. Borrower agrees to pay the reasonable fees of any attorney at law who may be employed to recover the amount hereof, or any part hereof, in principal or interest, or to protect any security herefor or the interest of the holder hereof, or to compromise or to take any other action with regard hereto, which fees shall not exceed twenty-five percent (25%) of the amount then owing hereon or sought to be collected, protected, or preserved.

         E. PREPAYMENT. Borrower may prepay the note in full or in part at any time in accordance with the terms of the Loan Agreement.

         F. WAIVER OF DEFENSES. Each party waives presentment for payment, demand, notice of nonpayment, demand, and protest, and agrees that the time of payment hereof may be extended from time to time, one or more times, without notice of such extension or extensions, and without further consent. The term "PARTY" as used in this note, means each maker, endorser, guarantor, or other surety of this note, including any person or entity pledging or mortgaging property to secure this note and their heirs, successors, or assigns. Without notice to, or consent of, any party, Bank may substitute, release, discharge, or otherwise alter the obligation of any party, without affecting in any way the obligation of any other party. No waiver of any right by Bank shall be effective, unless in writing and signed by Bank. No delay by Bank in the exercise of any right shall affect such right, nor preclude future exercise of such similar rights. As used herein, the term "BANK" shall be deemed to include not only Bank and its successors and assigns, but also any transferee(s), endorsee(s), or future holder(s) of this note.

         G. INTEREST CALCULATION. Interest shall be calculated as specified in the Loan Agreement.

         H. ELECTION OF LAW. This note shall be governed by and construed under the law of the State of Louisiana. Each party agrees that any action arising out of this note, or any renewals or substitutions for this note, may be brought in any competent court in the Parish of Orleans, State of Louisiana.

         This note, together with that certain Commercial Promissory Note (Revolving) dated the date hereof, in the principal sum of $10,000,000.00, executed by Borrower, payable to the order of Bank One, bearing interest at the per annum rate set forth herein (the "BANK ONE NOTE"), is given in renewal and rearrangement and not in novation or discharge of: (a) that certain promissory note of Borrower payable to the order of Bank, dated October 24, 2001, in the amount of $10,000,000.00, and (b) that certain promissory note of Borrower payable to the order of Bank One, October 24, 2001, in the amount of $10,000,000.00 (both of the foregoing promissory notes being collectively referred to as the "ORIGINAL NOTES").

         The indebtedness evidenced by this note and the Bank One Note is a continuation of the indebtedness evidenced by the Original Notes, which indebtedness is in no way extinguished or diminished hereby, and nothing contained in this note shall be construed (a) as a novation of the Original Notes or any collateral securing same; (b) as payment of any amount of principal or interest on the Original Notes; or (c) to release, cancel, terminate, or otherwise impair the status or priority of the liens created by the Collateral Documents (as defined in the Loan Agreement) and Borrower hereby ratifies, confirms, and approves the continuing existence, validity, priority, and binding effect of the Collateral Documents.

                                    BORROWER:

                                    GULF ISLAND FABRICATION, INC.




                                    BY: /s/ KERRY J. CHAUVIN
                                       -----------------------------------------
                                            KERRY J. CHAUVIN
                                            CHAIRMAN & CEO



                                       3